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February 5, 2004

Cohen & Steers Capital Advisors, LLC
757 Third Avenue
New York, New York 10017

          Re:  Placement of Securities of Omega Healthcare Investors, Inc.

Dear Sirs:

        This letter (the "Agreement") confirms our agreement to retain Cohen & Steers Capital Advisors, LLC (the "Placement Agent") as our exclusive agent for a period commencing on the date of this letter and terminating on February 20, 2004, unless extended by the parties, to introduce Omega Healthcare Investors, Inc., a Maryland corporation (the "Company"), to certain investors as prospective purchasers (the "Offer") of up to 4,800,000 shares of the Company's 8.375% Series D Cumulative Redeemable Preferred Shares, par value $1.00 per share (the "Securities") (assuming the maximum number of Securities is issued and sold). The engagement described herein (i) may be terminated by the Company at any time prior to the Closing (as defined below) and (ii) shall be in accordance with applicable laws and pursuant to the following procedures and terms and conditions:

        1.     The Company will:

          (a)   Cause the Company's independent public accountants to address to the Company and the Placement Agent and deliver to the Company, the Placement Agent and the Purchasers (as such term is defined in the Purchase Agreements dated the date hereof between the Company and the purchasers party thereto (the "Purchase Agreements")) (i) a letter or letters (which letters are frequently referred to as "comfort letters") dated the date hereof, and (ii) if so requested by the Placement Agent, a "bring-down" letter delivered the date on which the sale of Securities is consummated pursuant to the Purchase Agreements (such date, the "Closing Date" and the time of such consummation on any such Closing Date, a "Closing"), which, with respect to the letter referred to in clause (i) above, will be substantially in the form attached hereto as Annex I, and with respect to the letter or letters referred to in clause (ii) above, will be in form and substance reasonably satisfactory to the Placement Agent.

          (b)   On the Closing Date, cause special counsel to the Company to deliver opinions to the Placement Agent and the Purchasers substantially in the form of Annex II hereto, and cause the special counsel to the Company to deliver opinions to the Placement Agent and the Purchasers substantially in the form of Annex III hereto.

          (c)   As soon as practicable after the Closing, subject to the Purchasers' ownership satisfying the distribution requirements for listing, apply for listing the Securities for trading on the New York Stock Exchange, Inc. ("NYSE") and will use its reasonable best efforts to obtain approval from the NYSE with respect to such listing as soon as reasonably practicable within 30 days after the Closing Date and, if such approval is not obtained within 30 days, to continue to use its reasonable best efforts to obtain such approval as soon as practicable thereafter.

          (d)   Prior to the Closing, the Company shall not sell or approve the solicitation of offers for the purchase of additional Securities in excess of the amount which shall be authorized by the Company or in excess of the aggregate offering price of the Securities registered pursuant to the Registration Statement (as defined below).

          (e)   Use the proceeds of the offering contemplated hereby as set forth under the caption "Use of Proceeds" in the Prospectus Supplement (as defined below).

        2.     The Company authorizes the Placement Agent to use the Prospectus (as defined below) in connection with the Offer for such period of time as any such materials are required by law to be delivered in connection therewith and the Placement Agent agrees to do so.

          (a)   The Placement Agent will use commercially reasonable efforts on behalf of the Company in connection with the Placement Agent's services hereunder. No offers or sales of Securities shall be made to any person without the prior approval of such person by the Company, such approval to be at the reasonable discretion of the Company. The Placement Agent's aggregate fee for its services hereunder will be an amount equal to the sum of (i) 2.5% of the gross proceeds received by the Company from non-affiliates of the Placement Agent as a result of the Offer and (ii) 1.0% of the gross proceeds received by the Company from affiliates of the Placement Agent. Such fee shall be payable by the Company at and subject to the consummation of the Closing. The Company, upon consultation with the Placement Agent, may establish in the Company's discretion a minimum aggregate amount of Securities to be sold in the offering contemplated hereby, which minimum aggregate amount shall be reflected in the Prospectus. The Placement Agent will not enter into any agreement or arrangement with any broker, dealer or other person in connection with the placement of Securities (individually, a "Participating Person" and collectively, "Participating Persons") which will obligate the Company to pay additional fees or expenses to or on behalf of a Participating Person without the prior written consent of the Company, it being understood that Jeffries & Company, Inc. will be acting as settlement agent ("Settlement Agent") in connection with the Offer.

          (b)   The Company agrees that it will pay its own costs and expenses incident to the performance of the obligations hereunder whether or not any Securities are offered or sold pursuant to the Offer, including, without limitation, (i) the filing fees and expenses, if any, incurred with respect to any filing with the NYSE, (ii) all costs and expenses incident to the preparation, issuance, execution and delivery of the Securities, (iii) all costs and expenses (including filing fees) incident to the preparation, printing and filing under the Securities Act of 1933, as amended (the "Act"), of the Registration Statement and the Prospectus, including, without limitation, in each case, all exhibits, amendments and supplements thereto, (iv) all costs and expenses incurred in connection with the required registration or qualification of the Securities issuable under the laws of such jurisdictions as the Placement Agent may reasonably designate, if any, (v) all costs and expenses incurred by the Company in connection with the printing (including word processing and duplication costs) and delivery of the Prospectus and Registration Statement (including, without limitation, any preliminary and supplemental blue sky memoranda) including, without limitation, mailing and shipping, (vi) all fees and expenses incurred in marketing the Offer and (vii) the fees and disbursements of Powell, Goldstein, Frazer & Murphy, LLP, counsel to the Company, and any other counsel to the Company, and Ernst & Young, LLP, auditors to the Company. In addition, the Company agrees to reimburse the Placement Agent for all out-of-pocket expenses of the Placement Agent in connection with the Offer (other than the fees of Jeffries & Company, Inc.), including, without limitation, the reasonable legal fees, expenses and disbursements of the Placement Agent's counsel in connection with the Offer. The Placement Agent shall, at the Closing or as soon as reasonably practicable thereafter, reimburse the Company $200,000 incurred in connection with the Offer.

          (c)   The Company will indemnify and hold harmless the Placement Agent and each of its respective partners, directors, officers, associates, affiliates, subsidiaries, employees, consultants, attorneys and agents, and each person, if any, controlling the Placement Agent or any of its affiliates within the meaning of either Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all losses, claims, damages, liabilities or costs (and any reasonable legal or other expenses incurred by such Placement Agent in investigating or defending the same or in giving testimony or furnishing documents in response to a request of any government agency or to a subpoena) in any way relating to, arising out of or caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or in the Prospectus or in any way relating to, arising out of or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such indemnity agreement shall not, however, apply to any such loss, claim, damage, liability, cost or expense (i) if such statement or omission was made in reliance upon or in conformity with information furnished in writing to the Company by the Placement Agent or its affiliates or any of the Purchasers, Investment Advisors or Broker-Dealers (as defined in the Purchase Agreements) or their respective affiliates expressly for use in the Prospectus Supplement, or (ii) which is held in a final judgment of a court of competent jurisdiction (not subject to further appeal) to have arisen out of the gross negligence or willful misconduct of the Placement Agent or any indemnitee described in this paragraph 4(a).

          (d)   The Placement Agent will indemnify and hold harmless the Company and each of its directors, officers, associates, affiliates, subsidiaries, employees, consultants, attorneys, agents, and each person controlling the Company or any of its affiliates within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities, costs or expenses (and any reasonable legal or other expenses incurred by such indemnitee in investigating or defending the same or in giving testimony or furnishing documents in response to a request of any government agency or to a subpoena) (i) which are held in a final judgment of a court of competent jurisdiction (not subject to further appeal) to have arisen out of the gross negligence or willful misconduct of such Placement Agent or any of its respective partners, directors, officers, associates, affiliates, subsidiaries, employees, consultants, attorneys and agents, and each person, if any, controlling the Placement Agent or any of its affiliates within the meaning of Section 15 of the Act or Section 20 of the Exchange Act or (ii) relating to, arising out of or caused by any untrue statement or alleged untrue statement of a material fact contained in the Prospectus Supplement or in any way relating to, arising out of or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, if such statement or omission was made in reliance upon or in conformity with information furnished in writing to the Company by the Placement Agent or its affiliates or any of the Purchasers, Investment Advisors or Broker-Dealers or their respective affiliates expressly for use in the Prospectus Supplement, or (iii) which result from violations by the Placement Agent of law or of requirements, rules or regulations of federal or state securities regulators, self-regulatory associations or organizations in the securities industry, stock exchanges or organizations with similar functions or responsibilities with respect to securities brokers or dealers, as determined by a court of competent jurisdiction or applicable federal or state securities regulators, self-regulatory associations or organizations in the securities industry or stock exchanges or organizations, as applicable.

          (e)   If any action, proceeding or investigation is commenced as to which any indemnified party hereunder proposes to demand indemnification under this letter agreement, such indemnified party will notify the indemnifying party with reasonable promptness. The indemnifying party shall have the right to retain counsel of its own choice (which counsel shall be reasonably satisfactory to the indemnified party) to represent it and such counsel shall, to the extent consistent with its professional responsibilities, cooperate with the indemnified party and any counsel designated by the indemnified party; provided, however, it is understood and agreed that if the indemnifying party assumes the defense of a claim for which indemnification is sought hereunder, it shall have no obligation to pay the expenses of separate counsel for the indemnified party, unless defenses are available to the indemnified party that make it impracticable for the indemnifying party and the indemnified party to be represented by the same counsel in which case the indemnified party shall be entitled to retain one counsel. The indemnifying party will not be liable under this letter agreement for any settlement of any claim against the indemnified party made without the indemnifying party's written consent.

          (f)    In order to provide for just and equitable contribution, if a claim for indemnification pursuant to this paragraph 4 is made but it is found in a final judgment by a court of competent jurisdiction (not subject to further appeal) that such indemnification may not be enforced in such case, even though the express provisions hereof provided for indemnification in such case, then the Company, on the one hand, and the Placement Agent, on the other hand, shall contribute to the losses, claims, damages, liabilities or costs to which the indemnified persons may be subject in accordance with the relative benefits received from the offering and sale of the Securities by the Company, on the one hand, and the Placement Agent, on the other hand (it being understood that, with respect to the Placement Agent, such benefits received are limited to fees actually paid by the Company and received by the Placement Agent pursuant to this Agreement), and also the relative fault of the Company, on the one hand, and the Placement Agent, on the other hand, in connection with the statements, acts or omissions which resulted in such losses, claims, damages, liabilities or costs, and any relevant equitable considerations shall also be considered. No person found liable for a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not also found liable for such fraudulent misrepresentation. Notwithstanding the foregoing, the Placement Agent shall not be obligated to contribute any amount hereunder that exceeds the fees received by the Placement Agent in respect to the offering and sale of the Securities.

        3.     The Company represents and warrants to the Placement Agent as of the date hereof and as of the Closing Date as follows:

          (a)   The Company meets the requirements for use of Form S-3 under the Act. The Company's Registration Statement (as defined below) was declared effective by the SEC (as defined below) and the Company has filed such post-effective amendments thereto as may be required prior to the execution of this Agreement and each such post-effective amendment became effective. The SEC has not issued, and to the Company's knowledge, the SEC does not intend nor has it threatened to issue, a stop order with respect to the Registration Statement, nor has it otherwise suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, nor, to the Company's knowledge, does it intend or has it threatened to do so. On the effective date, (i) the Registration Statement complied in all material respects with the requirements of the Act and the rules and regulations promulgated under the Act (the "Regulations"); at the effective date the Basic Prospectus (as defined below) complied, and at the Closing the Prospectus will comply, in all material respects with the requirements of the Act and the Regulations; and (ii) the Registration Statement at the effective date and as amended or supplemented on the date hereof and on the Closing Date did not, does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus as of any such time, did not, does not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by (i) the Placement Agent or its affiliates or (ii) by or on behalf of any of the Purchasers, Investment Advisors or Broker-Dealers or any of their respective affiliates, in each case, expressly for use therein. As used in this Agreement, the term "Registration Statement" means the "shelf" registration statement on Form S-3 (File No. 333-69675) as declared effective by the Securities and Exchange Commission (the "SEC"), including exhibits, financial statements, schedules and documents incorporated by reference therein. The term "Basic Prospectus" means the prospectus included in the Registration Statement, as amended, or as supplemented and filed with the SEC pursuant to Rule 424 under the Act in connection with the sale of the Securities hereunder. The term "Prospectus Supplement" means the prospectus supplement specifically relating to the Securities as filed with the SEC pursuant to Rule 424 under the Act in connection with the sale of the Securities. The term "Prospectus" means the Basic Prospectus and the

  Prospectus Supplement taken together. Any reference in this Agreement to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein as of the date hereof or the date of the Prospectus, as the case may be, and any reference herein to any amendment or supplement to the Registration Statement or the Prospectus shall be deemed to refer to and include any documents filed after such date and through the date of such amendment or supplement under the Exchange Act and so incorporated by reference.

          (b)   Since the date as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (i) there has been no material adverse change or any development which could reasonably be expected to give rise to a prospective material adverse change in or affecting the condition, financial or otherwise, or in the earnings, business affairs or, to the Company's knowledge, business prospects of the Company and the subsidiaries of the Company, if any (the "Subsidiaries") considered as one enterprise, whether or not arising in the ordinary course of business, (ii) there have been no transactions entered into by the Company or any of its Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its Subsidiaries considered as one enterprise, and (iii) other than regular quarterly dividends, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its shares.

          (c)   The Company has been duly organized as a corporation and is validly existing in good standing under the laws of the State of Maryland. Each of the Subsidiaries of the Company has been duly organized and is validly existing in good standing under the laws of its jurisdiction of organization. Each of the Company and its Subsidiaries has the required power and authority to own and lease its properties and to conduct its business as described in the Prospectus; and each of the Company and its Subsidiaries is duly qualified to transact business in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or, to the Company's knowledge, business prospects of the Company and its Subsidiaries considered as one enterprise.

          (d)   As of the date hereof, the authorized capital stock of the Company consisted of 100,000,000 common shares, par value $.10 per share, and 10,000,000 preferred shares, par value $1.00 per share, of which 38,032,224 common shares, 2,300,000 shares of 9.25% Series A Cumulative Preferred Stock (the "Series A Preferred Shares"), 2,000,000 shares of 8.625% Series B Cumulative Preferred Stock (the "Series B Preferred Shares") and 1,048,000 shares of Series C Convertible Preferred Stock (the "Series C Shares") are issued and outstanding as of such date (without giving effect to any preferred shares issued or to be issued as contemplated by this Agreement or the application of the proceeds of the offering contemplated hereby) and 4,652,000 preferred shares are authorized and unissued of which 4,739,500 will be designated as the Securities. The issued and outstanding shares of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the Securities have been duly authorized, and when issued in accordance with the terms of the Articles Supplementary (as defined below) and delivered as contemplated hereby, will be validly issued, fully paid and non-assessable; the Securities, the common stock and the Series A, B and C Preferred Stock of the Company conform to all statements relating thereto contained in the Prospectus; and the issuance of the Securities is not subject to preemptive or other similar rights.

          (e)   Neither the Company nor any of its Subsidiaries is in violation of its organizational documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument or agreement to which the Company or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its Subsidiaries is subject where such violation or default would have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or, to the Company's knowledge, business prospects of the Company and its Subsidiaries considered as one enterprise; and the execution, delivery and performance of this Agreement, the execution and filing of the Articles Supplementary of the Company relating to the Securities (the "Articles Supplementary"), and the issuance and delivery of the Securities and the consummation of the transactions contemplated herein have been duly authorized by all necessary action and will not conflict with or constitute a material breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any material property or assets of the Company or any of its Subsidiaries pursuant to, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or agreement to which the Company or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its Subsidiaries is subject, nor will any such action result in any violation of the provisions of the Articles of Incorporation of the Company, as supplemented by the Articles Supplementary, by-laws or other organizational documents of the Company or any of its Subsidiaries or any law, administrative regulation or administrative or court decree applicable to the Company.

          (f)    The Company is organized in conformity with the requirements for qualification and, as of the date hereof and as of the Closing, operates in a manner that qualifies it as a "real estate investment trust" under the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder and will be so qualified after giving effect to the sale of the Securities.

          (g)   The Company is not required to be registered under the Investment Company Act of 1940, as amended.

          (h)   There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened or contemplated, against or affecting the Company or any of its Subsidiaries, which is required to be disclosed in the Prospectus (other than as disclosed therein), or which might result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or, to the Company's knowledge, business prospects of the Company and its Subsidiaries considered as one enterprise, or which might materially and adversely affect their respective property or assets or which is likely to materially and adversely affect the ability of the Company to consummate the transactions contemplated by this Agreement; all pending legal or governmental proceedings to which the Company or any of its Subsidiaries is a party or of which any of their respective property or assets is the subject which are not described in the Prospectus, including ordinary routine litigation incidental to its business, considered in the aggregate, are not material to the business of the Company and its Subsidiaries considered as one enterprise if resolved in a manner unfavorable to the Company and its Subsidiaries.

          (i)    No authorization, approval or consent of any court or United States federal or state governmental authority or agency is necessary in connection with the sale of the Securities as contemplated hereunder, except such as may be required under the Act or the Regulations or state securities laws or real estate syndication laws.

          (j)    The Company and its Subsidiaries possess such certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now conducted by them, except where the failure to possess such certificates, authority or permits would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or, to the Company's knowledge, business prospects of the Company and its Subsidiaries considered as one enterprise. Neither the Company nor any of its Subsidiaries has

  received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or, to the Company's knowledge, business prospects of the Company and its Subsidiaries considered as one enterprise, nor, to the knowledge of the Company, are any such proceedings threatened or contemplated.

          (k)   The Company has full power and authority to enter into this Agreement, and this Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors or (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law and the discretion of the court before which any proceeding therefor may be brought (collectively, the "Enforceability Exceptions").

          (l)    The Articles Supplementary, and the filing of the Articles Supplementary with the State Department of Assessments and Taxation of Maryland on behalf of the Company, have each been duly authorized by the Company, the Articles Supplementary have been filed with the State Department of Assessments and Taxation of Maryland on behalf of the Company and constitute a valid and legally binding supplement to the Articles of Incorporation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by the Enforceability Exceptions.

          (m)  As of the dates set forth therein or incorporated by reference, the Company had good and marketable title to all of the properties and assets reflected in the audited financial statements contained in the Prospectus, subject to no lien, mortgage, pledge or encumbrance of any kind except those reflected in such financial statements (or as otherwise described in the Prospectus) or which are not material or which constitute customary provisions of mortgage loans secured by the Company's properties creating obligations of the Company with respect to proceeds of the properties, environmental liabilities and other customary protections for the mortgagees.

          (n)   Any certificate signed by any officer of the Company and delivered to the Placement Agent or to counsel for the Placement Agent shall be deemed a representation and warranty by the Company to the Placement Agent as to the matters covered thereby.

          (o)   Neither the issuance, sale and delivery of the Securities nor the application of the proceeds thereof by the Company as described in the Prospectus will cause the Company to violate or be in violation of Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

          (p)   The statements set forth in the Basic Prospectus under the caption "Description of Securities—Preferred Stock" and the statements set forth in the Prospectus Supplement under the caption "Description of the Series D Preferred Shares," in each case, in so far as such statements purport to summarize provisions of laws or documents referred to therein, are correct in all material respects and fairly present the information required to be presented therein.

        4.     The Placement Agent represents and warrants to the Company that (i) it is registered as a broker-dealer under the Exchange Act and licensed or otherwise qualified to do business as a broker-dealer in all states in which it will offer any Securities pursuant to this Agreement, (ii) assuming compliance by the Company with all relevant provisions of the Act in connection with the Prospectus, the Placement Agent will conduct all offers and sales of the Securities in compliance with the relevant provisions of the Act and the Regulations and various state securities laws and regulations, (iii) the Placement Agent will only act as agent in those jurisdictions in which it is authorized to do so and

(iv) the Placement Agent will not distribute to any Purchaser, Investment Advisor or Broker-Dealer any written material relating to the offering contemplated hereby other than the Registration Statement or the Prospectus.

        5.     This Agreement shall be governed by the laws of the State of New York governing contracts made and to be performed in such State without giving effect to principles of conflicts of law.

        6.     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be the same Agreement. Executed counterparts may be delivered by facsimile.

        7.     When used herein, the phrase "to the knowledge of" the Company or "known to" the Company or any similar phrase means the actual knowledge of the Chief Executive Officer, Chief Financial Officer or Chief Operating Officer of the Company and includes the knowledge that such officers would have obtained of the matter represented after reasonable due and diligent inquiry of those employees of the Company whom such officers reasonably believe would have actual knowledge of the matters represented.

        If the foregoing is in accord with your understanding of our agreement, please sign in the space provided below and return a signed copy of this letter to the Company.

Sincerely,
OMEGA HEALTHCARE INVESTORS, INC.
By:
Name: C. Taylor Pickett Title: Chief Executive Officer
Accepted by:
COHEN & STEERS CAPITAL ADVISORS, LLC
By:
Name: Title:

Annex I

[Form of Comfort Letter]

Annex II

[Form of Opinion of Powell Goldstein Frazer & Murphy LLP]

Annex III

Form of Opinion of Munsch Hardt

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Placement Agreement